SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2004


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

Delaware                             0-20022              31-1227808
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(State or other jurisdiction         (Commission          (IRS Employer
    of incorporation)                File number)       Identification No.)


                     1020 Petersburg Road, Hebron, KY 41048
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (859) 586-0600
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Item 5. Other Events and Regulation FD Disclosure.
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Pomeroy  IT Solutions, Inc. (Nasdaq:PMRY), announced that the Company has closed on a $165 million syndicated credit facility. The facility is led by GE Commercial Distribution Finance with a syndicate of six co-lenders. Fifth Third Bank will act as co-agent on the loan. Other participating banks include National City Bank; PNC Bank, N.A.; UPS Capital Corporation; Bank of America, N.A.; and AMSouth Bank. This new agreement replaces an expiring credit facility.


Item 7. Financial Statements and Exhibits.
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(c)  Exhibits
99.4 Press release dated June 28, 2004



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POMEROY IT SOLUTIONS, INC.
                                  --------------------------


Date:   June 30, 2004             By:  /s/ Michael E. Rohrkemper
                                  ----------------------------------------------
                                  Michael E. Rohrkemper, Chief Financial Officer
                                  and Chief Accounting Officer


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